SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : OCTOBER 8, 2003

                           COMMISSION FILE NO. 0-21914


                            HEALTHRENU MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEVADA                                      84-1022287
-----------------------------------         ------------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



        307 South Friendswood Drive, Suite E-1, Friendswood, Texas 77546
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (888) 583-3356
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


        AGTSPORTS, INC.7255 E. QUINCY AVENUE, SUITE 550, DENVER, CO 80237
        -----------------------------------------------------------------
                            FORMER NAME AND ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

For the fiscal year ended September 30, 2002 and 2001, the firm of Brimmer, Burke & Keelan, LLP ("Brimmer") served as the Registrant's auditors. Effective October 8, 2003, the Board of Dorectors of the Registrant approved the change of accountants. On that date, management of the Registrant dismissed Brimmer and engaged Ham, Langston & Brezina, LLP of Houston, Texas as its principal independent public accountant to audit its financial statements for the fiscal years ended September 30, 2003 and September 30, 2002.

Ham, Langston & Brezina, LLP is succeeding Brimmer. Brimmer's report on the financial statements of the Registrant (formerly AGTSports, Inc.) from the date of its incorporation on January 6, 1986 through September 30, 2002 and any later interim period up to and including the date the relationship with Brimmer ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's two most recent fiscal years ending September 30, 2002 and any later interim period, including the interim period up to and including the date the relationship with Brimmer ceased, there have been no disagreements with Brimmer on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Brimmer would have caused Brimmer to make reference to the subject matter of the disagreement(s) in connection with its report on the Company' financial statements. Since the Company's incorporation on January 6, 1986, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Brimmer to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Brimmer review the disclosure and Brimmer has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Ham, Langston & Brezina, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Brimmer, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's incorporation on January 6, 1986 through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Brimmer ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Ham, Langston & Brezina, LLP has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Ham, Langston & Brezina, LLP did not furnish a letter to the Commission.

c)  Exhibits:

     15.1(*) LETTER FROM BRIMMER, BUREK & KEELAN, LLP, CERTIFIED PUBLIC ACCOUNTANTS

* FILED HEREIN

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HEALTHRENU  MEDICAL,  INC.

October  30,  2003
/s/  Randy  Mullins
-------------------
Randy  Mullins
Chief  Executive  Officer

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Exhibit 15.1

October 8, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of HealthRenu Medical, Inc. (formerly AGTSports, Inc.) dated October 9, 2003, relating to Brimmer, Burke & Keelan, LLP.

/s/ Brimmer, Burke & Keelan, LLP
--------------------------------
Brimmer, Burke & Keelan, Certified Public Accountants
Independent Public Accountants

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